EXHIBIT NO. 99.10(b)

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Post-Effective Amendment No. 39 to Registration Statement No. 2-54607 of MFS Series Trust IV, of our report dated October 3, 2002, appearing in the annual report to shareholders of MFS Mid Cap Growth Fund, for the year ended August 31, 2002, a series of MFS Series Trust IV, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP

Boston, Massachusetts
October 27, 2003